                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 10, 2002


            COMMISSION                     REGISTRANT; STATE OF INCORPORATION;                  IRS EMPLOYER
           FILE NUMBER                        ADDRESS; AND TELEPHONE NUMBER                  IDENTIFICATION NO.
           -----------                     -----------------------------------               ------------------
              1-9513                             CMS ENERGY CORPORATION                          38-2726431
                                                (A Michigan Corporation)
                                            Fairlane Plaza South, Suite 1100
                                                  330 Town Center Drive
                                                Dearborn, Michigan 48126
                                                     (313) 436-9261

              1-5611                            CONSUMERS ENERGY COMPANY                         38-0442310
                                                (A Michigan Corporation)
                                                212 West Michigan Avenue
                                                    Jackson, Michigan
                                                     (517) 788-1030

              1-2921                       PANHANDLE EASTERN PIPE LINE COMPANY                   44-0382470
                                                (A Delaware Corporation)
                                           5444 Westheimer Road, P.O. Box 4967
                                                Houston, Texas 77210-4967
                                                     (713) 989-7000



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 10, 2002, CMS Energy Corporation ("CMS Energy"), Consumers Energy Company ("Consumers"), and Panhandle Eastern Pipe Line Company ("Panhandle" and collectively with CMS Energy and Consumers and all their respective subsidiaries, the "Company") received a letter, attached hereto as Exhibit 99.1 and incorporated herein by reference, from Arthur Andersen LLP ("Arthur Andersen") which indicates that the client-auditor relationship between Arthur Andersen and the Company ceased. As previously disclosed on a Form 8-K dated April 29, 2002, the Boards of Directors of CMS Energy and Consumers, on April 22, 2002, voted to discontinue the use of Arthur Andersen for the year ending December 31, 2002. In a Form 8-K dated May 29, 2002, the Company stated that Arthur Andersen would continue to be retained by CMS Energy in connection with restating its financial statements as disclosed therein.

CMS Energy is currently in the process of completing the restatement that was disclosed in the May 29, 2002 Form 8-K, which will involve amending its 2001 Form 10-K and restating its financial statements for 2000 and 2001 to eliminate from revenue and expense all of the effects of round trip trades. These round trip trades are also currently the subject of an investigation by a Special Committee of the Board of Directors of CMS Energy.

As previously announced, Ernst & Young LLP ("Ernst & Young") has been retained to audit the financial statements of the Company for the year ending December 31, 2002, including the separate financial statements of Consumers and Panhandle, Ernst & Young has advised CMS Energy that it will audit, to the extent necessary, the Company's restated financial statements for the years ended December 31, 2000 and 2001. CMS Energy will publish restated financial statements promptly upon completion of the investigation and required audit work.

Following CMS Energy's announcement that it would restate its financial statements for 2000 and 2001 to eliminate the effects of round trip energy trades and form a Special Committee of its Board of Directors to investigate these trades, Arthur Andersen informed the Audit Committee of CMS Energy (by letter dated June 10, 2002, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference) that, in light of the uncertainty regarding (a) when the Special Committee will complete its work, (b) what the results of that work will be, and (c) whether the Special Committee's work will have a related impact on previously stated financial statements, Arthur Andersen's auditor reports related to the consolidated financial statements of CMS Energy and subsidiaries as of and for the years ended December 31, 2000 and 2001 cannot be relied upon. Arthur Andersen further advised that given the current situation at Arthur Andersen and the uncertain timing of when the Special Committee will complete its work, that Arthur Andersen would be unable to issue an opinion on the proposed restated financial statements as of and for the years ended December 31, 2000 and 2001.

This letter applies only to Arthur Andersen's auditor reports related to the consolidated financial statements of CMS Energy and subsidiaries as of and for the years ended December 31, 2000 and 2001, and not to the separate audited financial statements of Consumers and Panhandle for those years.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.


During the fiscal years ended December 31, 2001 and December 31, 2000, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report to the Audit Committee of the Board, or its report on the Company's consolidated financial statements for such years.


Except as described above with respect to Arthur Andersen's indication that its auditor reports related to the consolidated financial statements of CMS Energy and subsidiaries as of and for the years ended December 31, 2000 and 2001 cannot be relied upon, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Chairman of the Audit Committee of the Board of Directors of CMS Energy has discussed this event with Arthur Andersen. CMS Energy has authorized Arthur Andersen to respond fully to the inquiries of Ernst & Young concerning this event.

During the Company's two most recent fiscal years ended December 31, 2000 and December 31, 2001 and the subsequent interim period through June 10, 2002, the Company did not consult with Ernst & Young regarding any matter or event identified in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated June 10, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

16.1 Arthur Andersen Letter dated June 10, 2002 confirming receipt of foregoing disclosures.

99.1 Arthur Andersen Letter dated June 10, 2002 ceasing client-auditor relationship.

99.2 Arthur Andersen Letter dated June 10, 2002 regarding Opinion Letters for the years ending 2000 and 2001.



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                           FORWARD LOOKING STATEMENTS

This Form 8-K contains "forward-looking statements" that are subject to risks and uncertainties. They should be read in conjunction with the "Forward-Looking Statement Cautionary Factors" in CMS Energy's, Consumers' and Panhandle's Form 10-K, Item 1 (incorporated by reference herein) that discusses important factors that could cause CMS Energy's, Consumers Energy's and Panhandle's results to differ materially from those anticipated in such statements.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                               CMS ENERGY CORPORATION


Dated:   June 11, 2002         By:  /s/ Alan M. Wright
                                    ------------------
                                    Alan M. Wright
                                    Executive Vice President, Chief Financial
                                    Officer and Chief Administrative Officer




                               CONSUMERS ENERGY COMPANY


Dated:   June 11, 2002         By:  /s/ Alan M. Wright
                                    ------------------
                                    Alan M. Wright
                                    Executive Vice President, Chief Financial
                                    Officer and Chief Administrative Officer



                               PANHANDLE EASTERN PIPE LINE COMPANY


Dated:  June 11, 2002          By:  /s/ William J. Haener
                                    ---------------------
                                    Chairman of the Board





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                                 Exhibit Index


16.1 Arthur Andersen letter dated June 10, 2002 confirming receipt of foregoing disclosures.

99.1 Arthur Andersen Letter dated June 10, 2002 ceasing client-auditor relationship.

99.2 Arthur Andersen Letter dated June 10, 2002 regarding Opinion Letters for the years ending 2000 and 2001.